Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2020
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2019	2020
	RMB	RMB
Office furniture and equipment	1,774	1,855
Computer equipment	8,812	8,933
Servers and network equipment	51,810	31,967
Leasehold improvements	11,427	9,880
Vehicles	727	698
Building	12,512	12,512
Total	87,062	65,845
Accumulated depreciation	(49,179)	(46,534)
Impairment	(1,197)	(1,197)
Property and equipment, net	36,686	18,114